Offerings - Offering: 1	May 27, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 3,800,000.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 524.78
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 229,192 Shares (approximately 5.00% of the net assets of the Fund as of April 30, 2026) based on a net asset value per Share as of close of business on April 30, 2026 of $16.58.